Advanced Series Trust

655 Broad Street, 17th Floor

Newark, New Jersey 07102

July 1, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Advanced Series Trust

Registration numbers 033-24962 and 811-05186

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 27, 2016 (SEC accession number 0000067590-16-002225), to the Advanced Series Trust Prospectus, dated April 29, 2016 for the AST AQR Large-Cap Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST International Growth Portfolio, AST Prudential Core Bond Portfolio, AST Wellington Management Real Total Return Fund and AST Western Asset Core Plus Bond Portfolio (collectively, the Portfolios). The purpose of the filing is to submit the 497 filing dated June 27, 2016 in XBRL for the Portfolios.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-1495.

Sincerely,

/s/ Kathleen DeNicholas
Kathleen DeNicholas Assistant Secretary